UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 15, 2010

COCA-COLA ENTERPRISES INC.
(Exact name of Registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company issued a press release on June 15, 2010, updating full-year 2010 outlook in advance of an analyst presentation.  The presentation will be webcast live over the Internet at 10:00 a.m. EDT on June 16.  The press release is attached as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99	Press Release dated June 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)
Date: June 16, 2010	By: /S/ JOHN R. PARKER, JR. Name: John R. Parker, Jr. Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated June 15, 2010